                                                                   EXHIBIT 10.02


                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------
          AMONG ROYSTER-CLARK, INC., VARIOUS FINANCIAL INSTITUTIONS,
          ----------------------------------------------------------
           DLJ CAPITAL FUNDING, INC., J.P. MORGAN SECURITIES, INC.,
           --------------------------------------------------------
                       AND U.S. BANCORP, AG CREDIT INC.
                       --------------------------------
                             DATED APRIL 22, 1999
                             --------------------


     This First Amendment to Revolving Credit Agreement is made as of the 25/th/ day of February, 2000 between Royster-Clark, Inc. a Delaware corporation (hereinafter referred to as "Borrower"), and the various financial institutions signatory hereto (being at least the "Required Lenders," as defined in the Credit Agreement)(the "Lenders").

                                    RECITAL
                                    -------

     Borrower has requested Lenders waive compliance with certain covenants and requirements under the Revolving Credit Agreement between Borrower and Lenders dated April 22, 1999 (as amended, replaced, restated and/or supplemented from time to time, the "Credit Agreement"), and that Lenders amend and modify the Credit Agreement with respect to certain defined terms and covenants and Lenders are willing to do so on the terms and conditions herein contained.

     NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this First Amendment and of any loans or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by Lenders, Borrower and Lenders agree as follows:

     1.   Acknowledgment of Specific Defaults.  Borrower acknowledges the
          -----------------------------------
existence of the following Events of Default: (a) Borrower has failed to comply with Section 7.2.4 of the Credit Agreement as of fiscal year end December 31,
     -------------
1999 inasmuch as Borrower has not maintained compliance with regard to its Fixed Charge Coverage Ratio, Interest Coverage Ratio, and Leverage Ratio.

     2.   Waiver of Specific Defaults. Lenders waive the specific Events of
          ---------------------------
Default enumerated in Section 1 above as of and through the date of this
                      ---------
Amendment. Notwithstanding the foregoing waiver, it is expressly understood and agreed that Lenders' failure, at any time or times hereafter, to require strict performance by Borrower of any provision of the Credit Agreement, shall not waive, affect or diminish any right of Lenders thereafter to demand strict compliance and performance therewith, and shall not suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or a different kind or character.

     3. The definitions of Base Net Worth and Net Worth Amount are hereby deleted in their entirety from Section 1.1 of the Credit Agreement, Defined
                               -----------                          -------
Terms.
-----

     4.   A new defined term, Adjusted Leverage Ratio, shall be added to Section
                              -----------------------                    -------
1.1 of the Credit Agreement, Defined Terms, to read in full as follows:
---                          -------------

          "Adjusted Leverage Ratio" means, at the end of any Fiscal Quarter, the
           -----------------------
     ratio of:

          (a) Total Debt (less all obligations of Borrower related to the First Mortgage Notes)*

          to
          --

          (b) EBITDA for the period of four consecutive Fiscal Quarters ended on such date.

          *For the purposes of the definition of Adjusted Leverage Ratio, the components of Total Debt shall be deemed to equal the average monthly outstanding balances thereof as of the last day of each month for the preceding 12 months.

     5.   With regard to the definition of Compliance Certificate set forth in
                                           ----------------------
Section 1.1 of the Credit Agreement, Defined Terms, Borrower shall amend the
-----------                          -------------
form of Exhibit E1 and the attachments thereto to conform with the amendments
        ----------
set forth herein, as applicable.

     6.   The definition of Current Ratio in Section 1.1 of the Credit
                            -------------    -----------
Agreement, Defined Terms, shall be amended to read in full as follows:
-------------

          "Current Ratio" means, at any time, the ratio of (a) Current Assets to
           -------------
     (b) Current Liabilities plus current maturities of Indebtedness, plus,
                             ----                                     ----
     without duplication, the amount of outstanding Loans and Letter of Credit Outstandings at such time.

     7.   The definition of Fixed Charge Coverage Ratio in Section 1.1 of the
                            ---------------------------    -----------
Credit Agreement, Defined Terms, shall be amended to read in full as follows:
                  -------------

          "Fixed Charge Coverage Ratio" means, at the close of any Fiscal
           ---------------------------
     Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

          (a)  EBITDA for all such Fiscal Quarters,

          less
          ----

          (b) the sum of Capital Expenditures (less any expenditures related to the Proposed Acquisitions) for all such Fiscal Quarters,

          less
          ----

          (c) the sum of Taxes paid in cash by the Borrower and its Restricted Subsidiaries for all such Fiscal Quarters,

          to
          --

          (d) the sum of Interest Expense and Long Term Debt Payments paid in cash for all such Fiscal Quarters.

     8.   A new defined term, Long Term Debt Payments, shall be added to
                              -----------------------
Section 1.1 of the Credit Agreement, Defined Terms, to read in full as follows:
-----------                          -------------

          "Long Term Debt Payments" means, all scheduled or unscheduled
           -----------------------
     principal payments on all long term obligations of Borrower and the Restricted Subsidiaries for borrowed money or advances and all obligations of Borrower and the Restricted Subsidiaries evidenced by bonds, debentures, notes, or other similar instruments, and all long term payments on Capitalized Leases and Synthetic Leases.

     9.   A new defined term, Proposed Acquisitions, shall be added to
                              ---------------------
Section 1.1 of the Credit Agreement, Defined Terms, to read in full as follows:
-----------                          -------------

          "Proposed Acquisitions" means, the proposed purchase of certain
           ---------------------
     business and fixed assets (including rolling stock and capitalized leased equipment) of three independent retail and wholesale distributors of fertilizer, seed, crop protection products and agronomic service companies with operations in Minnesota, Tennessee and Virginia for an aggregate purchase price of approximately $13.850 million to be completed not later than April 20, 2000; wherein two of the acquisitions will be via asset purchase and one will be via the stock purchase of a new subsidiary; and wherein the acquisitions will include approximately 25 physical locations (3 in Minnesota, 11 in Tennessee and 11 Virginia).

     10.  A new defined term, Working Capital, shall be added to Section 1.1 of
                              ---------------                    -----------
the Credit Agreement, Defined Terms, to read in full as follows:
                      -------------

          "Working Capital" means, at any time (a) Current Assets minus (b)
           ---------------
     Current Liabilities plus current maturities of Indebtedness, plus, without
                         ----                                     ----
     duplication, the amount of outstanding Loans and Letter of Credit Outstandings at such time.

     11.  Section 7.2.4.(a) of the Credit Agreement, Financial Covenants, shall
          -----------------                          --------------------
be modified and amended to read as follows:

          Interest Coverage Ratio.  The Borrower will not permit the Interest
          -----------------------
     Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio determined below opposite such period:

          Period                                    Interest Coverage Ratio
          ------                                    -----------------------
     March 31, 2000                                        1.05:1
     June 30, 2000                                         1.40:1
     September 30, 2000                                    1.50:1
     December 31, 2000 through September 30, 2001          1.60:1
     December 31, 2001 and thereafter                      1.70:1

     12.  Section 7.2.4.(b) of the credit Agreement shall be modified and
          -----------------
amended to read as follows:

          Current Ratio.  The Borrower will not permit the Current Ratio as of
          -------------
     the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

          Period                            Current Ratio
          ------                            -------------
     March 31, 2000                             1.00:1

     June 30, 2000 and thereafter               1.15:1

     13.  Section 7.2.4(c) of the Credit Agreement shall be modified and
          ----------------
amended to read as follows:

          Adjusted Leverage Ratio.  The Borrower will not permit the Adjusted
          -----------------------
     Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

          Period                        Adjusted Leverage Ratio
          ------                        -----------------------
     March 31, 2000                           3.50:1

     June 30, 2000                            2.75:1

     September 30, 2000 and thereafter        2.50:1

     14.  Section 7.2.4.(d) of the Credit Agreement shall be modified and
          -----------------
amended to read as follows:

          Minimum Net Worth. The Borrower will not permit Net Worth during any
          -----------------
     period set forth below to be less than the amount set forth opposite such period:

     Period                                  Net Worth
     ------                                  ---------
     March 31, 2000                          $70,000,000

     June 30, 2000-December 31, 2000         $90,000,000

     March 31, 2001 and thereafter           $90,000,000 plus 50% of positive
                                             Net Income as of each fiscal year
                                             beginning with fiscal year end
                                             December 31, 2000.

     15.  Section 7.2.4.(e) of the Credit Agreement shall be modified and
          -----------------
amended to read as follows:

          Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed
          ---------------------------
     Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

          Period                             Fixed Charge Coverage Ratio
          ------                             ---------------------------
     March 31, 2000                                      0.35:1

     June 30, 2000                                       0.60:1

     September 30, 2000                                  0.70:1

     December 31, 2000 through September 30, 2001        1.00:1

     December 31, 2001 and thereafter                    1.10:1

     16.  Section 7.2.4. of the Credit Agreement, Financial Covenants, shall be
          --------------                          --------------------
modified and amended by the addition of a new subsection (f) to read as follows:

          (f)  Working Capital.  The Borrower will not permit Working Capital as
               ---------------
     of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount determined below opposite such period:

     Period                                    Working Capital
     ------                                    ---------------
     March 31, 2000                            $30,000,000

     June 30, 2000                             $65,000,000

     September 30, 2000 and thereafter         $50,000,000

     17.  Section 7.2.7, of the Credit Agreement, Capital Expenditures, is
          --------------                          ---------------------
hereby modified with regard to the Capital Expenditure Covenant for the fiscal year end 2000 to read:

     Fiscal Year                   Capital Expenditure Amount
     -----------                   --------------------------
     2000                          $23,000,000 excluding any expenditures
                                   related to the Proposed Acquisitions.

     18.  Waiver of Requirements with Regard to the Proposed Acquisitions.
          ---------------------------------------------------------------
Notwithstanding anything to the contrary set forth in the Credit Agreement, the conditions set forth in Subsections (b)(i), (b)(ii) and (b)(iii) of the definition of Permitted Acquisitions, set forth in Section 1.1 of the Credit
              ----------------------               -----------
Agreement, shall not be required to be satisfied with respect to the Proposed Acquisitions.

     19.  Amendment Fee.  Borrower shall pay an Amendment Fee of five one
          -------------
hundredths of one percent (.05%), pro-rata based on Lender Commitment, to each Lender that has responded in writing to the request to execute this Amendment, on or before March 1, 2000.

     20.  Incorporation of Credit Agreement.  The parties hereto agree that
          ---------------------------------
this First Amendment shall be an integral part of the Credit Agreement executed by the parties on the 22/nd/ day of April, 1999, and that all of the terms set forth therein are hereby incorporated in this First Amendment by reference, and that all terms of this First Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and conditions of the Credit Agreement, which are not modified in this First Amendment shall remain in full force and effect. To the extent the terms of this First Amendment conflict with the terms of the Credit Agreement, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first hereinabove written.

                                    ROYSTER-CLARK, INC., Borrower
                                    10 Rockefeller Plaza, 11th Floor
                                    New York, New York 10020

                                    By  /s/ Francis P. Jenkins, Jr.
                                      ------------------------------------
                                    Its Chairman & CEO
                                       -----------------------------------

                                    LENDERS

                                    U.S. BANCORP AG CREDIT, INC., as
                                    Administrative Agent and as a Lender
                                    950 17th Street, Suite 350
                                    Denver, Colorado  80202


                                    By  /s/ Al Schuler
                                      ------------------------------------
                                    Its Vice President
                                       -----------------------------------

                                    COOPERATIVE CENTRALE
                                    RAITTEISEN-BOERENLEENBANK B.A.,
                                    "RABOBANKNEDERLAND," NEW
                                    YORK BRANCH
                                    300 South Wacker Drive, Suite 3500
                                    Chicago, Illinois 60406

                                    By
                                      ------------------------------------
                                    Its
                                       -----------------------------------

                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION

                                    8750 West Bryn Mawr, Suite 720
                                    Chicago, Illinois 60631

                                    By  /s/ Robert Heinz
                                      ------------------------------------
                                    Its Senior Vice President
                                       -----------------------------------


                                    WELLS FARGO BANK
                                    8405 North Fresno Street
                                    Fresno, California 93720

                                    By
                                      ------------------------------------
                                    Its
                                       -----------------------------------

                                    HARRIS TRUST AND SAVINGS BANK
                                    111 West Monroe Street
                                    Chicago, Illinois 60690

                                    By  /s/ Christopher Fisher
                                      ------------------------------------
                                    Its Vice President
                                       -----------------------------------

                                    LaSALLE BUSINESS CREDIT, INC.
                                    477 Madison Avenue, 20th Floor
                                    New York, New York 10022

                                    By  /s/ Lawrence P. Garni
                                      ------------------------------------
                                    Its First Vice President
                                       -----------------------------------

                                    BANK OF AMERICA
                                    600 Peachtree Street, 13th Floor
                                    Atlanta, Georgia 30308

                                    By  /s/ J. P. Holloway
                                      ------------------------------------
                                    Its Senior Vice President
                                       -----------------------------------

                                    FINOVA CAPITAL CORPORATION
                                    311 South Wacker Drive, Suite 4440
                                    Chicago, Illinois 60406-4618

                                    By
                                      ------------------------------------
                                    Its
                                       -----------------------------------

                                    PNC BUSINESS CREDIT
                                    Two PNC Plaza-18/th/ Floor
                                    620 Liberty Avenue
                                    Pittsburgh, Pennsylvania 15222

                                    By  /s/ Daniel Paull
                                        ----------------------------------
                                    Its Vice President
                                        ----------------------------------


                                    IBJ WHITEHALL BUSINESS CREDIT
                                    CORPORATION
                                    One State Street
                                    New York, New York 10004

                                    By  /s/ Andrew C. Sepe
                                        ----------------------------------
                                    Its Assistant Vice President
                                        ----------------------------------


                                    MERCANTILE BANK NATIONAL
                                    ASSOCIATION
                                    One Mercantile Center
                                    7th and Washington, Tram 12-3
                                    St. Louis, Missouri 63101

                                    By  /s/ Curtis A. Schriber
                                        ----------------------------------
                                    Its Vice President
                                        ----------------------------------

                                    ORIX BUSINESS CREDIT, INC.
                                    846 East Algonquin Road
                                    Schaumburg, Illinois 60173

                                    By
                                        ----------------------------------
                                    Its
                                        ----------------------------------


                                    THE PROVIDENT BANK
                                    One East Fourth Street, 249 A
                                    Cincinnati, Ohio 45202

                                    By  /s/ Joseph N. Garde
                                        ----------------------------------
                                    Its Vice President
                                        ----------------------------------